Exhibit 10.8.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 25, 2016 (this “Amendment”), is among AROTECH CORPORATION (collectively, the “Borrower”), the other Loan Parties party to the Credit Agreement described below and JPMORGAN CHASE BANK, N.A. (the “Lender”).

RECITAL

The Borrower, the other Loan Parties and the Lender are parties to a Credit Agreement dated as of March 11, 2016 (as amended or modified from time to time, the “Credit Agreement”), and desire to amend the Credit Agreement on the terms and conditions of this Amendment.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:

ARTICLE I.  AMENDMENTS.  Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

1.1 Section 5.01(b) of the Credit Agreement is restated as follows:

(b) within 45 days after the end of each of the first three fiscal quarters of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Finan-cial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consis-tently applied, subject to normal year-end audit adjustments and the absence of footnotes;

1.2 Sections 5.01(h) and (i) of the Credit Agreement are restated as follows:

(h)  promptly upon the request of the Lender, copies of all tax returns filed by any Loan Party with the U.S. Internal Revenue Service;

(i) promptly upon the request of the Lender, a detailed listing of all intercompany loans made by the Borrower to any Affiliate during such calendar month;

ARTICLE II.  REPRESENTATIONS.  Each Loan Party represents and warrants to the Lender that:

2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, or the terms of its articles of incorporation or organization (as applicable), by-laws or operating agreement (as applicable), or any undertaking to which it is a party or by which it is bound.

2.2 The Amendment is the valid and binding obligation of each Loan Party, enforceable against such Borrower in accordance with its terms.

2.3 After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and no Default has occurred and is continuing.

ARTICLE III.  CONDITIONS OF EFFECTIVENESS.  This Amendment shall be effective as of the date hereof when each of the following is satisfied:

3.1 Each Loan Party and the Lender shall have executed this Amendment.

ARTICLE IV.  MISCELLANEOUS.

4.1 References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.  This Amendment is a Loan Document.  Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.  Without limiting the foregoing, each of the Loan Parties acknowledges and agrees that all references to Secured Obligations in any of the Collateral Documents shall be deemed references to Secured Obligations as such term is amended hereby and as further amended or modified from time to time in accordance with the Loan Documents.

4.2 Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.

AROTECH CORPORATION

By: /s/ Thomas J. Paup
Name: Thomas J. Paup
Title: Sr VP Finance & CFO

FAAC INCORPORATED

By: /s/ Thomas J. Paup
Name: Thomas J. Paup
Title: Treasurer

ELECTRIC FUEL BATTERY CORP.

By: /s/ Thomas J. Paup
Name: Thomas J. Paup
Title: Treasurer

UEC ELECTRONICS, LLC

By: /s/ Thomas J. Paup
Name: Thomas J. Paup
Title: Treasurer

JPMORGAN CHASE BANK, N.A.

By: /s/ Kristin Santos
Name: Kirstin Santos
Title: Authorized Officer